UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2003

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (Exact name of registrant as specified in is charter)

Colorado (State or other jurisdiction of incorporation)	0-14749 (Commission File Number)	84-0910696 (IRS Employer Identification No.)

265 Turner Drive Durango, Colorado 81303 (Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:	(970) 259-0554

Item 12. Results of Operations and Financial Condition.

     The Company has issued a press release for the three months ending August 31, 2003. The press release includes amounts determined in accordance with Generally Accepted Accounting Principles (GAAP) as well as some amounts which were not determined in accordance with GAAP. Non-GAAP measures include Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Item	Exhibit

99.1	Press Release, dated October 2, 2003.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: October 2, 2003	By:	/s/ Bryan J. Merryman Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director

3

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release, dated October 2, 2003

4